UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

ZION OIL & GAS, INC.

(Name of Registrant as Specified in its Charter)

 (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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4) Date Filed:

Dear Zion Stockholder...

PLEASE VOTE YOUR ZION STOCK

Zion's 2011 Annual Meeting of Stockholders will be held at:

The Westin Galleria Hotel, Dallas, Texas
on Tuesday, June 21, 2011 starting at: 2:00 p.m.

We have mailed material to you (or your broker) regarding the 2011 Annual Meeting.

Please vote your shares.

You can vote by:

(i) the internet - go to www.proxyvote.com

(ii) telephoning: (1) 800-690-6903

(iii) mail (by returning your voting card).

You may also vote, by calling:

(1) 877-279-2311

and your vote will be taken by the dedicated call center.

Thank you for your support of Zion and Shalom from Israel.

Richard Rinberg

CEO of Zion Oil & Gas, Inc.
www.zionoil.com